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                                EXHIBIT 10.56.1

     AMENDMENT NO. 1, dated as of May 27, 1999 (this "Amendment"), to the Guarantee and Collateral Agreement, dated as of March 18, 1999 (the "AGREEMENT"), among (i) EDISON MISSION HOLDINGS CO ., a California corporation (the "BORROWER"), (ii) EDISON MISSION FINANCE CO., a California corporation ("Edison Mission Finance"), (iii) HOMER CITY PROPERTY HOLDINGS, INC., a California corporation ("HOMER CITY HOLDINGS"), (iv) CHESTNUT RIDGE ENERGY COMPANY, a California corporation ("CHESTNUT RIDGE"), (v) MISSION ENERGY WESTSIDE, INC., a California corporation ("MEW"), (vi)EME HOMER CITY GENERATION L.P., a Pennsylvania limited partnership ("EME HOMER CITY"), (vii) EDISON MISSION ENERGY, a California corporation ("EDISON MISSION ENERGY"); and, together with the Borrower, Edison Mission Finance, Homer City Holdings, Chestnut Ridge, MEW and EME Homer City, the "GRANTORS"), and (viii) UNITED STATES TRUST COMPANY OF NEW YORK, as collateral agent for the Secured Parties (in such capacity, the "COLLATERAL AGENT").

                                    RECITALS

          A. The Borrower has entered into a Credit Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the loans made thereunder, the "LOANS"), with certain financial institutions (collectively, the "LENDERS") and Citicorp USA, Inc., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

          B. Pursuant to the Agreement, each Grantor pledged and assigned to the Collateral Agent for the benefit of the Secured Parties security interests in certain personal property of such Grantor described in the Agreement.

          C. The Borrower wished to issue $300 million in aggregate principal amount of Senior Secured Bonds due 2019 and $530 million in aggregate principal amount of Senior Secured Bonds due 2026 (collectively, the "BONDS"; the trustee to the holders thereof, the "TRUSTEE"), the proceeds of which will be used to refinance a portion of the Loans and to repay a portion of the Borrower's direct parent's equity investment in the Borrower.

          D. The Grantors have requested, and, upon this Amendment becoming effective, the Collateral Agent has agreed, that certain provisions of the Agreement be amended in the manner provided for in this Amendment.

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         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. DEFINITION OF SECURED PARTIES. The definition of "Secured Parties" in Section 1.1(b) of the Agreement is hereby amended by adding the phrase "the Trustee," after the phrase "the Lenders," in the first line of such definition.

         2. GRANT AND CONFIRMATION OF GRANT OF SECURITY INTEREST. Each of the Grantors hereby grants and confirms the grant of the security interest in the Collateral in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in this Amendment) to secure such Grantor's Obligations. Edison Mission Energy hereby grants and confirms the grant of the security interest in all shares of capital stock of the Borrower in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in this Amendment) to secure the Borrower Obligations.

         3. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         4. LIMITED EFFECT. Except as expressly provided herein, all of the terms and provisions of the Agreement are and shall remain in full force and effect.

         5. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         6. CONDITIONS TO EFFECTIVENESS. The amendment provided for herein shall become effective on the date the Collateral Agent shall have received counterparts of this Amendment duly executed and delivered by each Grantor and consented to by the Administrative Agent and the Trustee.

         7. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                      2

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                                          MISSION ENERGY WESTSIDE, INC.



                                          By:  /s/ Steven D. Eisenberg
                                             ----------------------------
                                             Name: Steven D. Eisenberg
                                             Title: Vice President



                                          EME HOMER CITY GENERATION L.P.
                                          By: Mission Energy Westside,  Inc.
                                              its General Partner


                                          By:  /s/ Steven D. Eisenberg
                                             ----------------------------
                                             Name: Steven D. Eisenberg
                                             Title: Vice President



                                          EDISON MISSION ENERGY



                                          By:  /s/ Steven D. Eisenberg
                                             ----------------------------
                                             Name: Steven D. Eisenberg
                                             Title: Vice President



                                          UNITED STATES TRUST COMPANY OF
                                          NEW YORK, as Collateral Agent


                                          By:  /s/ Christopher J. Grell
                                             ----------------------------
                                             Name: Christopher J. Grell
                                             Title: Assistant Vice President


    Signature Page to Amendment No. 1 to Guarantee and Collateral Agreement

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                          EDISON MISSION HOLDINGS CO.



                                          By:  /s/ Steven D. Eisenberg
                                             ----------------------------
                                             Name: Steven D. Eisenberg
                                             Title: Vice President



                                          EDISON MISSION FINANCE CO.



                                          By:  /s/ Steven D. Eisenberg
                                             ----------------------------
                                             Name: Steven D. Eisenberg
                                             Title: Vice President



                                          HOMER CITY PROPERTY HOLDINGS,
                                          INC.



                                          By:  /s/ Steven D. Eisenberg
                                             ----------------------------
                                             Name: Steven D. Eisenberg
                                             Title: Vice President



                                          CHESTNUT RIDGE ENERGY COMPANY



                                          By:  /s/ Steven D. Eisenberg
                                             ----------------------------
                                             Name: Steven D. Eisenberg
                                             Title: Vice President


    Signature Page to Amendment No. 1 to Guarantee and Collateral Agreement


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Acknowledged and Consented to by:


CITICORP USA, INC., as Administrative Agent


By:  /s/ Anita J. Brickell
   ---------------------------------
   Name: Anita J. Brickell
   Title: Managing Director



UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


By:  /s/ Christopher J. Grell
   ---------------------------------
   Name: Christopher J. Grell
   Title: Assistant Vice President



    Signature Page to Amendment No. 1 to Guarantee and Collateral Agreement